                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    _________

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    February 20, 2001

                                    TiVo Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                        000-27141                    77-0463167
   (State of                (Commission File Number)          (IRS Employer
Incorporation)                                              Identification No.)


                2160 Gold Street, P.O. Box 2160, Alviso, CA 95002
               (Address of principal executive offices) (Zip Code)


                                 (408) 519-9100
              (Registrant's telephone number, including area code)

Item 5.       Other Events.
              ------------

              On February 20, 2001, we amended our Shareholder Rights Plan. The First Amendment to the Rights Agreement with Wells Fargo Shareowner Services as Rights Agent is filed as an exhibit hereto and is incorporated by reference herein.

Item 7.       Exhibits.
              --------

10 First Amendment to Rights Agreement, dated as of February 20, 2001, between TiVo Inc. and Wells Fargo Shareowners Services.




                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2001

                                    TIVO INC.




                                    By: /s/ David H. Courtney
                                        ---------------------------------------
                                        David H. Courtney
                                        CFO & Senior Vice President, Finance &
                                        Administration

                                  EXHIBIT INDEX

10 First Amendment to Rights Agreement, dated as of February 20, 2001, between TiVo Inc. and Wells Fargo Shareowners Services.


                                       3